UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                 March 24, 2008
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                       Universal Insurance Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

              Delaware                    000-20848             65-0231984
   ----------------------------    -----------------------     --------------
   (State or other jurisdiction    (Commission file number)    (IRS Employer
 of incorporation or organization)                           Identification No.)

       1110 W. Commercial Blvd. Suite 100, Fort Lauderdale, Florida 33309
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:      (954) 958-1200
                                                     ----------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01    OTHER EVENTS.
             ------------

On March 24, 2008, Universal Insurance Holdings, Inc. issued a statement to provide additional background regarding the fourth quarter decline in gross premiums written and premium rates reported in its year-end release and 2007 annual report. The statement, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

(d) Exhibits:

99.1     Press Release, dated March 24, 2008.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


   Date: March 24, 2008                 UNIVERSAL INSURANCE HOLDINGS, INC.


                                        /s/ Bradley I. Meier
                                        ----------------------------------------
                                        Bradley I. Meier
                                        President and Chief Executive Officer